UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 10, 2011

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)

(571) 434-5400

(Registrant’s telephone number, including area code.)

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 10, 2011, NeuStar, Inc. (“Neustar” or “Parent”), Tumi Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Targus Information Corporation, a Delaware corporation (“TARGUSinfo” or “Company”), and Michael M. Sullivan, solely in his capacity as the initial Stockholder Representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement contains customary representations, warranties and covenants, and includes a representation that Company is not a telecommunication service provider. The consummation of the merger is subject to customary conditions, including (i) expiration or termination of the applicable waiting periods under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended; and (ii) absence of a material adverse effect on Company. If the conditions in the Merger Agreement are met and the parties proceed to closing, Merger Sub will merge with and into Company, the separate corporate existence of Merger Sub will cease, and Company will continue as the surviving corporation (the “Merger”), wholly-owned by Parent.

Promptly after the closing of the Merger, the equityholders of Company will receive aggregate cash consideration of $650 million less (i) adjustments to take into account the cash-out of certain existing Company stock options and the roll-over of certain other Company stock options into Parent stock options; (ii) Company indebtedness that is not repaid prior to the closing or that is repaid by Parent; (iii) change of control, severance and termination payments due in connection with the Merger that are not paid prior to the closing, (iv) Company transaction expenses, and (v) funds deposited in escrow accounts, as described in more detail below. The cash consideration is also subject to a working capital adjustment, as well as adjustments to take into account the amount of cash in Company at closing and certain tax benefits derived from compensation expense related to payments on Company shares and Company stock options at closing. The Merger Agreement provides that $40 million of the merger consideration payable to the stockholders of Company will be deposited in a separate indemnity escrow fund at closing and will be available to satisfy Parent’s indemnification claims for breaches of the Merger Agreement. An additional $3 million and $500,000 of the merger consideration payable to the equityholders of Company will be deposited into separate reserve escrow funds and used for purchase price adjustments and the reimbursement of certain costs and expenses of the Stockholder Representative, respectively. The funds in the indemnity escrow fund will remain in escrow for a one-year period (unless claims are pending at such time), after which remaining proceeds will be distributed to the stockholders of Company.

The Merger Agreement contains certain customary termination rights for Parent and Company and further provides that, upon termination of the Merger Agreement under certain circumstances, Parent may be required to pay Company a termination fee of $45 million.

The above description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The representations and warranties contained in the Merger Agreement were made for the purpose of, among other things, allocating contractual risk between the parties to the Merger Agreement and should not be viewed or relied upon as a disclosure of factual information relating to Parent or Company. Furthermore, these representations and warranties were made only as of specific dates, are subject to materiality and knowledge qualifications, and are qualified by certain disclosures between the parties. The Merger Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On October 11, 2011, NeuStar issued a press release announcing, among other things, its financial results for the third quarter of 2011. A copy of the press release containing the announcement is included in Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 11, 2011, NeuStar issued a press release announcing the execution of the Merger Agreement and a press release announcing its financial results for the third quarter of 2011. As set forth in these press releases, Parent will conduct an investor conference call at 4:50 p.m. Eastern Time on Tuesday, October 11, 2011, to discuss the Merger and its financial results. A replay of this call will be available to all those who cannot listen to the live broadcast. Copies of these press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein. Copies of the supplemental slides, which will be discussed during the Company’s investor conference call, are attached to this Current Report as Exhibit 99.3 and Exhibit 99.4 and are incorporated herein by reference.

Item 8.01.	Other Events.

Share Repurchase

On October 11, 2011, Neustar announced that, in addition to the $300 million share repurchase program that it announced in July 2010, its Board of Directors has authorized the supplemental purchase of up to $250 million of additional Class A common stock. The shares may be repurchased at times, at prices and in amounts based on market conditions and other factors, and may be repurchased in market transactions, privately negotiated purchases, block trades or a tender offer. A copy of the press release announcing the share repurchase plan is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Debt Financing Commitment

Morgan Stanley Senior Funding, Inc. has committed to provide Neustar a $600 million senior secured term B loan facility and a $100 million senior secured revolving credit facility. The proceeds from such facilities will be used, if necessary, to (i) fund a portion of the cash consideration in the Merger, (ii) repay existing indebtedness of Parent and Company, (iii) pay the fees and expenses incurred in connection with the acquisition and (iv) provide for the ongoing working capital and general corporate needs of Parent. The commitment is subject to customary conditions, including but not limited to the consummation of the acquisition, the absence of a material adverse effect with respect to Parent and the negotiation of definitive financing documentation. Morgan Stanley and Co. LLC is providing certain advisory and other services to Parent in connection with the merger and related financing.

Item 9.01.	Financial Statements and Exhibits.

The information in this Current Report under Items 2.02 and 7.01, including the exhibits attached hereto related to Items 2.02 and 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 10, 2011, by and among NeuStar, Inc., Tumi Merger Sub, Inc., Targus Information Corporation and Michael M. Sullivan, as Stockholder Representative.

99.1	Earnings Release, dated October 11, 2011.

99.2	Press Release, dated October 11, 2011.

99.3	Acquisition Transaction Slides presented at the October 11, 2011 conference call.

99.4	Supplemental Information Slides presented at the October 11, 2011 conference call.

Certain statements in this filing (including the exhibits) may contain forward-looking statements regarding NeuStar, Inc. and Targus Information Corporation after the completion of the transaction that are intended to be covered by the safe harbor for “forward-looking” statements provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the business combination transaction involving Neustar and TARGUSinfo, including future financial and operating results and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Neustar’s and TARGUSinfo’s management and are subject to certain risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2011	NEUSTAR, INC.

	By:	/s/ Lisa A. Hook
	Name:	Lisa A. Hook
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 10, 2011, by and among NeuStar, Inc., Tumi Merger Sub, Inc., Targus Information Corporation and Michael M. Sullivan, as Stockholder Representative.

99.1	Earnings Release, dated October 11, 2011.

99.2	Press Release, dated October 11, 2011.

99.3	Acquisition Transaction Slides presented at the October 11, 2011 conference call.

99.4	Supplemental Information Slides presented at the October 11, 2011 conference call.